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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                               (18 U.S.C. SECTION 1350)

      In connection with Oriental Financial Group Inc.'s ("Oriental") quarterly report on Form 10-Q for the period ended March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jose Enrique Fernandez, Chairman of the Board of Directors, President and Chief Executive Officer of Oriental, hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that:

            (2) The Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

            (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Oriental.

      In witness whereof, I execute this certification in San Juan, Puerto Rico, this 12th day of May, 2004.

                                        By: /s/ Jose Enrique Fernandez
                                           ----------------------------------
                                        Jose Enrique Fernandez
                                        Chairman of the Board,
                                        President and Chief Executive Officer

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